                                                                    Exhibit 99.2

                                AMENDMENT NO. 4

     AMENDMENT No. 4 (this "Amendment") dated as of March 7, 2003, under the $300,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS party thereto and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement, as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Information. Section 5.01(n) of the Credit Agreement is amended by deleting the phrase "within 15 days after the commencement of each Fiscal Year" and replacing in substitution therefor the phrase "as soon as available and in any event no later than February 28th of each Fiscal Year".

     Section 3. Fixed Charge Coverage Ratio (EBITDAR). The table appearing in
Section 6.01(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
               Period                                                    Ratio
--------------------------------------------------------------------------------
June 30, 2001 through December 31, 2001                                1.01 to 1
--------------------------------------------------------------------------------
March 31, 2002 through March 31, 2003                                  1.15 to 1
--------------------------------------------------------------------------------
June 30, 2003 through December 31, 2003                                1.00 to 1
--------------------------------------------------------------------------------
March 31, 2004 and June 30, 2004                                       1.05 to 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 30, 2004                                                     1.10 to 1
--------------------------------------------------------------------------------
December 31, 2004                                                      1.15 to 1
--------------------------------------------------------------------------------
March 31, 2005 and thereafter                                          1.20 to 1
--------------------------------------------------------------------------------

     Section 4. Total Leverage Ratio. The table appearing in Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
               Period                                                    Ratio
--------------------------------------------------------------------------------
June 30, 2001 through December 31, 2001                                3.95 to 1
--------------------------------------------------------------------------------
January 1, 2002 through March 31, 2003                                 3.25 to 1
--------------------------------------------------------------------------------
April 1, 2003 through June 30, 2003                                    4.00 to 1
--------------------------------------------------------------------------------
July 1, 2003 through September 30, 2003                                3.50 to 1
--------------------------------------------------------------------------------
October 1, 2003 through December 31, 2003                              4.25 to 1
--------------------------------------------------------------------------------
January 1, 2004 through March 31, 2004                                 3.50 to 1
--------------------------------------------------------------------------------
April 1, 2004 and thereafter                                           3.25 to 1
--------------------------------------------------------------------------------

     Section 5. Minimum Consolidated Net Worth. The table appearing in Section
6.03 of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
Quarterly Measurement Date                                             Amount
--------------------------------------------------------------------------------
June 30, 2001                                                       $378,797,000
--------------------------------------------------------------------------------
September 30, 2001                                                  $385,470,000
--------------------------------------------------------------------------------
December 31, 2001                                                   $399,125,000
--------------------------------------------------------------------------------
March 31, 2002                                                      $500,000,000
--------------------------------------------------------------------------------
June 30, 2002                                                       $510,000,000
--------------------------------------------------------------------------------
September 30, 2002                                                  $520,200,000
--------------------------------------------------------------------------------
December 31, 2002                                                   $530,604,000
--------------------------------------------------------------------------------
March 31, 2003                                                      $522,200,000
--------------------------------------------------------------------------------
June 30, 2003                                                       $520,100,000
--------------------------------------------------------------------------------
September 30, 2003                                                  $509,800,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
December 31, 2003                                                   $505,100,000
--------------------------------------------------------------------------------
March 31, 2004                                                      $506,700,000
--------------------------------------------------------------------------------
June 30, 2004                                                       $512,300,000
--------------------------------------------------------------------------------
September 30, 2004                                                  $519,000,000
--------------------------------------------------------------------------------
December 31, 2004                                                   $536,700,000
--------------------------------------------------------------------------------
March 31, 2005                                                      $551,800,000
--------------------------------------------------------------------------------
June 30, 2005                                                       $567,800,000
--------------------------------------------------------------------------------
September 30, 2005                                                  $582,800,000
--------------------------------------------------------------------------------
December 31, 2005                                                   $601,000,000
--------------------------------------------------------------------------------
March 31, 2006                                                      $616,800,000
--------------------------------------------------------------------------------
June 30, 2006                                                       $633,900,000
--------------------------------------------------------------------------------
September 30, 2006                                                  $651,600,000
--------------------------------------------------------------------------------
December 31, 2006                                                   $674,000,000
--------------------------------------------------------------------------------
March 31, 2007                                                      $692,600,000
--------------------------------------------------------------------------------
June 30, 2007                                                       $712,700,000
--------------------------------------------------------------------------------
September 30, 2007                                                  $732,900,000
--------------------------------------------------------------------------------
December 31, 2007 and thereafter                                    $757,700,000
--------------------------------------------------------------------------------

     Section 6. Capital Expenditures. The table appearing in Section 6.04 of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
Fiscal Year                                                             Amount
--------------------------------------------------------------------------------
   2001                                                              $75,000,000
--------------------------------------------------------------------------------
   2002                                                              $75,000,000
--------------------------------------------------------------------------------
   2003                                                              $80,000,000
--------------------------------------------------------------------------------
   2004                                                              $80,000,000
--------------------------------------------------------------------------------
   2005                                                              $85,000,000
--------------------------------------------------------------------------------
   2006                                                              $85,000,000
--------------------------------------------------------------------------------
   2007                                                              $90,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   2008                                                              $90,000,000
--------------------------------------------------------------------------------

     Section 7. Restricted Payments. (a) Section 7.07(a)(ii) of the Credit Agreement is amended and restated in its entirety to read as follow:

          "the Issuer may declare or make Restricted Payments to Vencor for the purchase, redemption or other acquisition or retirement for value of Equity Interests of Vencor held by (A) officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment or (B) Ventas, to the extent required to satisfy the requirements of Article XII of Vencor's Amended and Restated Certificate of Incorporation; provided that the aggregate amount paid to Vencor pursuant to this clause (ii) does not exceed an aggregate amount of $500,000;"

     (b) Section 7.07(b) of the Credit Agreement is amended and restated in its entirety to read as follow:

          "Vencor shall not, directly or indirectly, use the proceeds of any Restricted Payment to (i) declare or pay any dividend or other distribution on any Equity Securities of Vencor (except dividends payable solely in Equity Securities of the same class) or (ii) purchase, redeem, retire or otherwise acquire any Equity Securities of Vencor except as permitted by Section 7.07(a)(ii)."

     Section 8. Limitations on Acquisitions and Investments. Section 7.08(b)(ii) of the Credit Agreement is amended by replacing the reference to "$130,000,000" with a reference to "$50,000,000".

     Section 9. Acknowledgement. The Borrower, Kindred and the Required Lenders hereby agree that Restricted Payments in an aggregate amount not exceeding $1,050,000 made by the Borrower to Kindred pursuant to Section 7.07(a)(ii) of the Credit Agreement prior to the date hereof for the purchase, redemption or other acquisition or retirement for value of Equity Interests of Kindred shall be deemed not to constitute a failure to observe Section 7.07 of the Credit Agreement.

     Section 10. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

     Section 11. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

     (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 2:00 P.M. (New York City time) on the later of (i) March 19, 2003 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.50% of the aggregate outstanding principal amount of such Lender's Loans (as outstanding on the opening of business on the date of this Amendment).

         (d) Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     Section 12. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    KINDRED HEALTHCARE OPERATING, INC.


                                    By:  /s/ Richard A. Lechleiter
                                        ----------------------------------------
                                    Name:  Richard A. Lechleiter
                                    Title: Senior Vice President, Chief
                                           Financial Officer and Treasurer



                                    KINDRED HEALTHCARE, INC.


                                    By:  /s/ Richard A. Lechleiter
                                        ----------------------------------------
                                    Name:  Richard A. Lechleiter
                                    Title: Senior Vice President, Chief
                                           Financial Officer and Treasurer

                                    JPMORGAN CHASE BANK, as Administrative
                                    Agent and as Lender


                                    By: /s/ James S. Ely, III
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    AG CAPITAL FUNDING PARTNERS, L.P.


                                    By:  /s/ John W. Fraser
                                        ----------------------------------------
                                    Name:  John W. Fraser
                                    Title: Managing Director

                                    BANK OF AMERICA, N.A.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    BEAR STEARNS & CO., INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    FOOTHILL INCOME TRUST II, L.P.
                                    By: FIT 2 GP LLC, its General Partner

                                    By: /s/ M.E. Stearns
                                        ----------------------------------------
                                    Name:  M.E. Stearns
                                    Title: Managing Member

                                    GOLDENTREE HIGH YIELD OPPORTUNITIES
                                    I, L.P.


                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                    Name:  Frederick S. Haddad
                                    Title:

                                    GOLDENTREE HIGH YIELD OPPORTUNITIES
                                    II, L.P.


                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                    Name:  Frederick S. Haddad
                                    Title:

                                    GOLDENTREE LOAN OPPORTUNITIES I, LIMITED


                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                    Name:  Frederick S. Haddad
                                    Title:

                                    EMERALD ORCHARD LIMITED


                                    By:  /s/ Susan K. Strong
                                        ----------------------------------------
                                    Name:  Susan K. Strong
                                    Title: Attorney in Fact

                                    HIGHLAND LEGACY LIMITED
                                    By Highland Capital Management, L.P.
                                    As Collateral Manager

                                    By:  /s/ Todd Travers
                                        ----------------------------------------
                                    Name:  Todd Travers
                                    Title: Senior Portfolio Manager

                                    HIGHLAND LOAN FUNDING V LTD.
                                    By Highland Capital Management, L.P.
                                    As Collateral Manager

                                    By:  /s/ Todd Travers
                                        ----------------------------------------
                                    Name:  Todd Travers
                                    Title: Senior Porfolio Manager

                                    RESTORATION FUNDING CLO, LTD.
                                    By Highland Capital Management, L.P.
                                    As Collateral Manager

                                    By:  /s/ Todd Travers
                                        ----------------------------------------
                                    Name:  Todd Travers
                                    Title: Senior Porfolio Manager

                                    AIM FLOATING RATE FUND


                                    By: /s/ Tom Ewald
                                        ----------------------------------------
                                    Name:  Tom Ewald
                                    Title: Credit Analyst

                                    AVALON CAPITAL LTD.


                                    By: /s/ Tom Ewald
                                        ----------------------------------------
                                    Name:  Tom Ewald
                                    Title: Credit Analyst

                                    AVALON CAPITAL LTD. II


                                    By: /s/ Tom Ewald
                                        ----------------------------------------
                                    Name:  Tom Ewald
                                    Title: Credit Analyst

                                    CERES II FINANCE LIMITED


                                    By: /s/ Tom Ewald
                                        ----------------------------------------
                                    Name:  Tom Ewald
                                    Title: Credit Analyst

                                    CHARTER VIEW PORTFOLIO



                                    By:  /s/ Tom Ewald
                                        ----------------------------------------
                                    Name:  Tom Ewald
                                    Title: Credit Analyst

                                    DIVERSIFIED CREDIT PORTFOLIO LTD.



                                    By:  /s/ Tom Ewald
                                        ----------------------------------------
                                    Name:  Tom Ewald
                                    Title: Credit Analyst

                                    SEQUILS-LIBERTY, LTD.



                                    By:  /s/ Thomas Ewald
                                        ----------------------------------------
                                    Name:  Thomas Ewald
                                    Title: Credit Analyst

                                    SARATOGA CLO I, LIMITED




                                    By:  /s/ Tom Ewald
                                        ----------------------------------------
                                    Name:  Tom Ewald
                                    Title: Credit Analyst

                                    CONTINENTAL CASUALTY COMPANY


                                    By: /s/ Marilou R. McGirr
                                        ----------------------------------------
                                    Name:   Marilou R. McGirr
                                    Title:  Vice President

                                    LCM I LIMITED PARTNERSHIP
                                    By: Lyon Capital Management LLC,
                                        as Attorney-in-Fact

                                    By: /s/ F. Tavangar
                                        ----------------------------------------
                                    Name:  Farboud Tavangar
                                    Title: Senior Portfolio Manager

                                    MORGAN STANLEY SENIOR FUNDING, INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    PRESIDENT & FELLOWS HARVARD COLLEGE
                                    By: Regiment Capital Management, LLC
                                        as its Investment Advisor

                                    By: Regiment Capital Advisors, LLC
                                        its Manager and pursuant to delegated
                                        authority

                                    By: /s/ Timothy S. Peterson
                                        ----------------------------------------
                                    Name:  Timothy S. Peterson
                                    Title: President

                                    REGIMENT CAPITAL, LTD.
                                    By: Regiment Capital Management, LLC
                                        as its Investment Advisor

                                    By: Regiment Capital Advisors, LLC
                                        its Manager and pursuant to delegated
                                        authority

                                    By: /s/ Timothy S. Peterson
                                        ----------------------------------------
                                    Name:   Timothy S. Peterson
                                    Title:  President

                                    SUNAMERICA LIFE INSURANCE COMPANY


                                    By:  /s/ Steven S. Oh
                                        ----------------------------------------
                                    Name:  Steven S. Oh
                                    Title: Authorized Agent

                                    VAN KAMPEN PRIME RATE INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.


                                    By: /s/ Brad Langs
                                        ----------------------------------------
                                    Name:  Brad Langs
                                    Title: Executive Director

                                    VAN KAMPEN SENIOR FLOATING RATE FUND
                                    By: Van Kampen Investment Advisory Corp.

                                    By: /s/ Brad Langs
                                        ----------------------------------------
                                    Name:  Brad Langs
                                    Title: Executive Director

                                    VAN KAMPEN SENIOR INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.

                                    By: /s/ Brad Langs
                                        ----------------------------------------
                                    Name:  Brad Langs
                                    Title: Executive Director